UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                   November 5, 2007
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania  19102-2112
(Address of principal executive offices)  (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2007, the Compensation Committee of our Board of Directors took the following actions:

(1)           Approved changes to our executive retirement program, converting it from a mixture of “defined contribution” and “defined benefit” programs to an entirely “defined contribution” retirement program.  To accomplish this, the Committee approved:

•
a “freeze,” effective at December 31, 2007, of benefit accruals under the Lincoln National Corporation Executives' Excess Compensation Pension Benefit Plan, the Lincoln National Corporation Employees' Supplemental Pension Benefit Plan, and the Jefferson-Pilot Corporation Supplemental Benefit Plan (together, the “Non-Qualified Restoration Plans”),

•
a conversion to an actuarial equivalent lump sum amount of the accrued benefits of former Jefferson-Pilot executives under the Jefferson Pilot Supplemental Retirement Plan, referred to as the “Executive Special Supplemental Benefit” (the “ESSB”), who are actively employed on December 31, 2007,

•
a conversion to an actuarial equivalent lump sum amount of the accrued benefits of actively employed executives participating in the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the “SCP”) as of December 31, 2007, and

•
an amendment and restatement of the Lincoln National Corporation Executive Deferred Compensation Plan for Employees (the “Current DCP”), renamed the “Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan,” will be effective January 1, 2008 (the “DC SERP”).

The converted actuarial equivalent lump sum amounts from the ESSB and SCP will be credited to a special opening account in the DC SERP.  In both cases, the accrued benefits will be calculated as if the executives were to receive a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age 62).  Of the named executive officers named in the Summary Compensation Table of our proxy statement in connection with the 2007 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on  April 4, 2007 (“Proxy Statement”) who are currently employed by us (“NEOs”), only Dennis R. Glass, President and Chief Executive Officer, participated in the ESSB; Frederick J. Crawford, Senior Vice President and Chief Financial Officer, and Westley V. Thompson, President, Employer Markets, participated in the SCP.  SCP opening balance accounts will vest upon the executive’s attainment of age 55 or older with 5 years of service.  The present value of the accumulated ESSB and SCP benefits for Messrs. Glass, Crawford and Thompson under such plans at December 31, 2006 is set forth in the Pension Benefits table on page 53 of our Proxy Statement.  The ESSB and SCP are described on pages 55-56 of our Proxy Statement.

In addition to continuing to allow officers to defer salary and bonus, the DC SERP will also act as an excess 401(k) plan accepting employee and employer contributions in excess of applicable Internal Revenue Service limits (“IRS limits”) or otherwise required by operation of the Lincoln National Corporation Employees’ Savings and Profit-Sharing Plan (renamed the Lincoln National Corporation Savings & Retirement Plan effective January 1, 2008), our tax-qualified 401(k) plan.  In connection with freezing our tax-qualified defined benefit pension plans, we are amending our 401(k) plan for all employees (except those employed by Delaware Management Holdings, Inc., or “Delaware”)  to add a 4% “core contribution” and a potential “transition contribution” of 0.2% to 8% for certain employees and executives based on age and years of service as of December 31, 2007 (both contributions are based on annual salary and annual incentive bonus), as well as increasing the basic matching contributions from 50% of eligible deferrals (capped at 6% of eligible compensation) to 100% of eligible deferrals (capped at 6% of eligible compensation).  Accordingly, any core contributions or transition contributions that cannot be contributed to the 401(k) plan due to the operation of plan or IRS limits will be contributed to the DC SERP.  In addition, the 401(k) plan’s discretionary matching contribution will be eliminated effective as of January 1, 2008, except for those employed by Delaware.

For all current executive officers (except Patrick P. Coyne who is President of Lincoln National Investment Company, Inc. and Delaware), a “special executive credit” will be calculated as: 15% of total pay expressed as a percentage, offset by the total of: (a) the executive officer’s maximum basic matching contribution opportunity (6%), plus (b) core contributions (4%), plus (c) transition contribution, if any (0.2% -8%) as determined under the 401(k) Plan, each expressed as a percentage.  For Mr. Coyne, the amount of the “special executive credit” will be calculated as: 15% of total pay expressed in dollars, offset by the total of: (a) the amount of his maximum basic matching contribution opportunity (3% of total pay), plus (b) the amount of any discretionary matching contribution, plus (c) the employer contribution under the Delaware Management Holdings, Inc. Retirement Plan (7.5% of annual base pay and annual bonus, but with bonus amounts over $100,000 capped at 50%), each expressed in dollars.  For the purpose of determining the special executive credit, “total pay” is equal to annual base pay plus annual bonus.  The special executive credits for the NEOs will be Mr. Glass--0%; Mr. Crawford--5%; and Mr. Thompson—1.4%.  Mr. Coyne’s special executive credit will vary from year to year depending on whether a discretionary matching contribution is paid to Delaware employees, but in no event, will his special executive credit exceed 5% of total pay in any year.  Effective 2018, the special executive credit will equal 5% for each executive officer, except Delaware executive officers (whose special executive credit will continue to vary), as a result of the expiration of the transition contributions.

Special executive credits will vest on the earlier of five years of receiving special executive credits under the Plan, or attainment of age 62.  However, executive officers as of January 1, 2008 will be immediately vested in their special executive credits.

For executive officers on December 31, 2007 only, any “shortfall” between their retirement benefits targeted as a percentage of final pay at age 62, and the sum of their (1) accrued benefits under the current defined benefit retirement program (qualified and non-qualified), (2) hypothetical maximum employer contributions (basic match and discretionary match) in both qualified and non-qualified savings plans, (3) projected core contributions, transition contributions, and any special executive credits projected to age 62 based on various assumptions (including but not limited to annual base salary increases, investment earnings, lump sum conversion interest rate, annuitization rate, and future bonus amounts), and (4) ESSB and SCP opening account balances projected to age 62 also based on various assumptions (including, but not limited to, investment earnings and lump sum conversion rates) will be converted to a present value lump sum and contributed to a special “shortfall balance account” in the DC SERP.  The shortfall balance accounts for the executive officers, including for the NEOs, will be calculated based upon accrued benefits at year-end. Each executive’s shortfall balance account, if any, will have an individualized “phased vesting” schedule beginning on the later of: (i) January 1, 2008 or (ii) attainment of at least age 55 and five years of service and ending on the first month after the executive reaches age 62.

The DC SERP will provide executives with benefit enhancements upon our change of control, as defined under the Lincoln National Corporation Executive Severance Benefit Plan.  Any unvested SCP opening account balances and special executive credits will immediately vest upon the change of control.  ESSB opening account balances are already 100% vested as a result of the April 3, 2006 change of control of Jefferson-Pilot Corporation.  In addition, upon a separation from service within the two-year period following a change of control, the following benefit enhancements will be provided to the executive:

•
an additional two (2) (or three (3), in the case of the Chief Executive Officer) years’ worth of core contributions, transition contributions, basic matching contributions, and any special executive credits will be credited to the executive’s DC SERP Account; and

•
an additional two (2) (or three (3), in the case of the Chief Executive Officer) years of service will be credited towards the individual “phased vesting” schedules for each executive’s shortfall balance account, if any.

(2)           Approved the 2008 annual incentive program (AIP) target and long-term incentive program (LTI) target for the 2008-2010 performance cycle as a percentage of salary.  Both programs operate under our Amended and Restated Incentive Compensation Program, and amounts will be paid or vest only if the performance measures, which the Compensation Committee has not yet set, are satisfied.  Total targeted direct compensation, which comprises base salary, AIP and LTI, was increased from 2007 by less than 3.5% in the aggregate for the NEOs.   In addition, for the NEOs as a group, target LTI as a percentage of base salary did not change from 2007 and target AIP as a percentage of base salary changed by less than 3.5%.  The 2008 target AIP and LTI, respectively, each expressed as a percentage of base salary for the NEOs are as follows: Mr. Glass—200%; 500%; Mr. Crawford—110%; 281%; Mr. Coyne—370%; 337%; and Mr. Thompson—136%; 339%.  Unless and until we disclose changes to target AIP and LTI as a percentage of base salary, investors should assume that these percentages have not materially changed in future periods.

Awards, if any, will be paid out or vest after the end of the applicable performance period only upon the Compensation Committee’s determination that threshold performance has been achieved.  A maximum of AIP and LTI award of 200% of target will be paid or vest when performance is superior, and a minimum award of 50% of target will be paid or vest when a threshold level of performance is met.  One-half of the LTI award is expected to be paid out in stock options.

The Compensation Committee also approved changes to the base salaries for the NEOs effective January 1, 2008, which do not differ materially from what we have previously reported in our Proxy Statement and subsequent Forms 8-K filed with the Securities and Exchange Commission on February 28 and August 9, 2007.

(3)           Approved an amendment and restatement to the Delaware Investments U.S., Inc. (“DIUS”) Stock Option Plan, which was renamed the DIUS Incentive Compensation Plan (the “DIUS ICP”).  Mr. Coyne is eligible to participate in the DIUS ICP as an employee of Delaware and holds both vested and unvested options to purchase DIUS shares.  The DIUS ICP was amended and restated as an omnibus equity compensation plan that permits the grant of equity awards other than stock options, such as: stock appreciation rights, restricted stock, and restricted stock units.  However, because DIUS stock is not publicly traded, an independent valuation firm performs periodic valuations of DIUS to determine the fair market value (“FMV”) of the DIUS stock underlying all forms of equity granted pursuant to the DIUS ICP.  The valuation guidelines take a “market transaction” approach to valuation, considering three commonly applied benchmarks in the asset management industry: (a) assets under management, (b) price to revenues, and (c) earnings before interest, taxes, depreciation and amortization as well as comparable market transactions.  Prior to the amendment and restatement, valuations were performed bi-annually (June 30th and December 31st), but now will be performed quarterly (March 31st, June 30th, September 30th, and December 31st).

The DIUS ICP also decreases the length of time that a participant who has received  shares from an award may “put” those shares back to DIUS following the release of valuations from 60 days to 15 days.  Because the DIUS stock is not publicly traded, its FMV can be affected positively or negatively by intercompany transactions that add or remove earnings, revenues or assets under management from DIUS without a reciprocal transaction.  To avoid an inequitable impact to DIUS stockholders and participants in the DIUS ICP due to such transactions, the DIUS ICP

•	reduces the put/call price for DIUS stock acquired as a result of the exercise of options under the DIUS ICP prior to November 8, 2006 by $11.31;

•	increases the put/call price for DIUS stock acquired as a result of the exercise of options under the DIUS ICP between November 9, 2006 and November 5, 2007 by $7.57;

•
adds non-reciprocal intercompany transactions to the events that trigger the Compensation Committee’s discretion to make appropriate adjustments to the (i) the number and kind of shares of DIUS stock held by a participant or stockholder, (ii) the number and kind of shares of DIUS stock which may be delivered in connection with awards granted thereafter, (iii) the number and kind of shares of DIUS stock by which annual per-person award limitations are measured under the DIUS ICP, (iv) the number and kind of shares of DIUS stock subject to or deliverable in respect of outstanding awards and (v) the exercise price, grant price or purchase price relating to any award and/or make provision for payment of cash or other property in respect of any outstanding award.

As a result of several non-reciprocal intercompany transactions that occurred after the December 31, 2006 valuation of the DIUS stock, the Compensation Committee also approved a $7.57 reduction to the exercise price of all outstanding DIUS options granted prior to November 5, 2007.  As a result, the exercise price of Mr. Coyne’s DIUS options are:

Number of DIUS shares underlying options	Exercise Price	Expiration Date
23,500	132.05	3/14/12
8,565	122.90	3/13/13
30,000	146.65	5/13/14
20,000	152.98	4/15/15
7,000	201.92	11/08/16
12,237	201.92	2/22/17

The above description of the DIUS ICP does not purport to be complete and is qualified in its entirety by reference to the complete text of the DIUS ICP, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

The Exhibit Index set forth on page E-1 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By         /s/Frederick J. Crawford
Name:  Frederick J. Crawford
Title:    Senior Vice President and
Chief Financial Officer

Date:  November 9, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Delaware Investments U.S., Inc. Incentive Compensation Plan

E-1